UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 12, 2010
Date of Report (Date of earliest event reported)

POWER AIR CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-51256	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125-9 Burbidge Street, Coquitlam, British Columbia	V3K 7B2
(Address of principal executive offices)	(Zip Code)

(604) 468-7771
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 12, 2010, Hak Jin Kim, the President, Secretary, Chief Executive Officer, Chief Financial Officer and a Director of Power Air Corporation (the "Company"), concluded that the Company's financial statements for the interim period ended June 30, 2009 (which were included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009, as filed with the SEC on August 19, 2009), should no longer be relied upon because of an error contained in such financial statements. Specifically, such financial statements incorrectly provided for a write down of equipment in the amount of $257,207. The Company is in the process of revising its financial statements for the interim period ended June 30, 2009 to correct this error and intends to file an amendment to its Form 10-Q for the quarterly period ended June 30, 2009 to provide such corrected financial statements.

Mr. Kim has discussed this matter with the Company's independent auditors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER AIR CORPORATION
Date: January 19, 2010.	"Hak Jin Kim" Name: Hak Jin Kim Title: President, Secretary, CEO, CFO and a Director

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